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Scudder Variable Series II


SVS Dreman Small Cap Value Portfolio


Supplement to the currently effective prospectuses

The following information supplements "The Portfolio's Main Investment Strategy" section of the prospectus.

The portfolio may lend its investment securities in an amount up to 33 (1)/3% of its total assets to approved institutional borrowers who need to borrow securities in order to complete certain transactions.

The following information supplements "The Main Risks of Investing in the Portfolio" section of the prospectus.

Securities Lending Risk. Any loss in the market price of securities loaned by the portfolio that occurs during the term of the loan would be borne by the portfolio and would adversely affect the portfolio's performance. Also, there may be delays in recovery of securities loaned or even a loss of rights in the collateral should the borrower of the securities fail financially while the loan is outstanding. However, loans will be made only to borrowers selected by the portfolio's delegate after a review of relevant facts and circumstances, including the creditworthiness of the borrower.












               Please Retain This Supplement for Future Reference

June 6, 2005
SVS2-3613